Exhibit 99.1

SOLID POWER REPORTS THIRD QUARTER 2026 RESULTS

LOUISVILLE, Colo., November 3, 2026 – Solid Power, Inc. (Nasdaq: SLDP), a leading developer of solid-state battery technology, today announced its operational and financial results for the third quarter of 2026.

Recent Business Highlights

•	Introduced materials into our MOBIUS™ continuous electrolyte production line, with full commissioning expected by year-end 2026.
•	MOBIUS™ will add 45 metric tons of annual electrolyte production capacity, increasing total annual capacity to 75 metric tons.
•	Furthered discussions with leading battery material manufacturing companies regarding a potential joint venture for commercial-scale electrolyte production in the Republic of Korea.
•	Provided electrolyte material to key customers including Samsung SDI and SK On in the third quarter.
•	Completed Stage 2 of the ISO 9001 certification process, with certification on track for year-end 2026.
•	Expanded collaboration opportunities for our electrolyte technology beyond EVs into drone, defense, and humanoid robotics applications, supported by our cell-testing and pilot-production capabilities.

“The third quarter was marked by continued progress advancing our electrolyte technology and expanding our strategic relationships. We were excited to recently announce that commissioning of MOBIUS™, our next-generation continuous electrolyte production line, is underway,” said John Van Scoter, President and Chief Executive Officer of Solid Power. “We also advanced discussions regarding a potential joint venture in the Republic of Korea as we plan to establish commercial-scale electrolyte manufacturing capabilities. While EVs will continue to be our north star as we scale up, we are also actively pursuing new markets for our technology. Our existing relationships with Tier 1 companies are helping create opportunities to expand into non-EV applications, including humanoid robotics, drones and defense.”

Third Quarter 2026 Financial Highlights

Solid Power reported revenue and grant income of $1.2 million in the third quarter of 2026. Revenue largely consisted of performance on the SK On agreements while grant income recognized was driven by our assistance agreement with the U.S. Department of Energy which is funding a portion of the MOBIUS™ construction.

Operating expenses were $31.1 million in the third quarter of 2026 compared to $30.0 million in the second quarter of 2026, with the increase driven by strategic consulting fees supporting our commercial readiness objectives. Third quarter 2026 operating loss was $29.8 million, and net loss was $24.4 million, or $0.11 per share.

Cash investments during the third quarter of 2026 were $21.5 million bringing the year-to-date total for cash investments to $56.6 million.

Balance Sheet and Liquidity

Solid Power’s liquidity position remains strong. Total liquidity as of September 30, 2026, was $397.6 million as shown below.

(in thousands)	September 30, 2026	December 31, 2025
Cash and cash equivalents	$23,278	$21,607
Available-for-sale securities	374,283	314,843
Total liquidity	$397,561	$336,450

As of September 30, 2026, contract assets and accounts receivable were $6.2 million and total current liabilities were $18.8 million. Solid Power continues to have no debt.

Third quarter 2026 capital expenditures totaled $4.7 million, primarily representing costs for construction of and equipment for MOBIUS ™.

2026 Outlook

Management has reduced its expected 2026 cash investment guidance to be in the range of $75 million to $85 million compared to its prior range of $85 million to $100 million. The revised outlook reflects our continued focus on driving innovation, building internal capabilities and supporting our partners and customers while optimizing expenses.

Webcast and Conference Call

Solid Power will host a conference call at 2:30 p.m. MT (4:30 p.m. ET) today, November 3, 2026. Participating on the call will be John Van Scoter, President and Chief Executive Officer, and Linda Heller, Chief Financial Officer.

The call may be accessed through a live audio webcast on Solid Power’s Investor Relations website at www.solidpowerbattery.com/investor-relations. An audio replay will be available at the same location.

About Solid Power, Inc.

Solid Power is developing solid-state battery technology to enable the next generation of batteries for the fast-growing EV and other markets. Solid Power’s core technology is its electrolyte material, which Solid Power believes can enable extended driving range, longer battery life, improved safety, and lower cost compared to traditional lithium-ion. Solid Power’s business model – selling its electrolyte to cell manufacturers and licensing its cell designs and manufacturing processes – distinguishes the company from many of its competitors who plan to be commercial battery manufacturers. Ultimately, Solid Power endeavors to be a leading producer and distributor of sulfide-based solid electrolyte material for powering both EVs and other applications. For more information, visit http://www.solidpowerbattery.com/.

Forward-Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may include, but are not limited to, statements regarding potential new joint ventures and anticipated collaboration agreements, Solid Power’s technology, strategy, business model, market opportunity, operations, future prospects, and plans and objectives of management. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require and our ability to commercialize our technology in advance of competing technologies and our competitors; (ii) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future, including execution of our business plan and the timing of expected business milestones, and our ability to achieve profitability; (iii) risks relating to the non-exclusive nature of our partnerships, our ability to secure new business relationships, and our ability to manage these relationships; (iv) our ability to negotiate and enter into potential joint venture arrangements and new or amended collaboration or other commercial agreements with our partners and customers on commercially reasonable terms and within anticipated timeframes; (v) broad market adoption of EVs and other technologies where we are able to deploy our technology, if developed successfully; (vi) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (vii) our ability to protect and maintain our owned and exclusively-licensed intellectual property, including in jurisdictions outside of the United States; (viii) our ability to secure government contracts and grants, changes in government priorities with respect to our government contracts and grants or government funding reductions or delays, and the availability of government subsidies and economic incentives; (ix) delays or difficulties in financing, permitting, constructing, commissioning, or operating facilities, whether by us or through partners or joint ventures, that meet our production requirements, or in ramping production to achieve anticipated capacity, volumes, yields, quality, and cost targets; (x) changes in applicable laws or regulations, including tariffs; (xi) risks relating to, and potential liabilities resulting from, our information technology infrastructure and data security incidents, threats, breaches, or attacks; and (xii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” sections of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2025, Solid Power’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026, June 30, 2026, and September 30, 2026, and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the “SEC”), all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Solid Power, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value and number of shares)

	September 30, 2026
	(Unaudited)	December 31, 2025
Assets
Current Assets
Cash and cash equivalents	$23,278	$21,607
Restricted cash	280	—
Marketable securities	211,996	229,177
Accounts receivable	6,166	2,155
Contract assets	—	7,490
Prepaid expenses and other current assets	5,853	6,998
Total current assets	247,573	267,427
Long-Term Assets
Property, plant and equipment, net	81,114	86,318
Right-of-use operating lease assets, net	6,023	6,727
Investments	163,600	86,997
Intangible assets, net	2,151	2,166
Other assets	740	1,059
Loan receivable from equity method investee	4,223	4,398
Total long-term assets	257,851	187,665
Total assets	$505,424	$455,092
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current Liabilities
Accounts payable and other accrued liabilities	7,172	8,521
Deferred revenue	3,091	198
Deferred revenue from related parties	—	172
Accrued compensation	7,153	7,043
Operating lease liabilities	938	861
Warrant liabilities	418	—
Total current liabilities	18,772	16,795
Long-Term Liabilities
Warrant liabilities	—	13,881
Operating lease liabilities	6,362	7,129
Other liabilities	1,091	1,113
Total long-term liabilities	7,453	22,123
Total liabilities	26,225	38,918
Mezzanine Equity
Mezzanine Equity	427	470
Stockholders’ Equity
Common Stock, $0.0001 par value; 2,000,000,000 shares authorized; 228,276,970 and 201,181,175 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	23	20
Additional paid-in capital	817,238	690,234
Accumulated deficit	(335,979)	(274,904)
Accumulated other comprehensive income (loss)	(2,510)	354
Total stockholders’ equity	478,772	415,704
Total liabilities, mezzanine equity and stockholders’ equity	$505,424	$455,092

Solid Power, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)

(in thousands, except number of shares and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues and Grant Income
Revenue	$243	$3,732	$1,331	$15,342
Grant income	981	828	2,698	2,774
Total revenue and grant income	1,224	4,560	4,029	18,116
Operating Expenses
Direct costs	2,530	3,632	8,197	14,790
Research and development	18,724	18,276	55,835	55,639
Selling, general and administrative	9,810	7,074	26,471	22,008
Total operating expenses	31,064	28,982	90,503	92,437
Operating Loss	(29,840)	(24,422)	(86,474)	(74,321)
Nonoperating Income and Expense
Interest income	3,976	3,050	12,160	9,887
Change in fair value of warrant liabilities	1,572	(3,464)	13,463	(802)
Interest expense	(2)	(6)	(209)	(21)
Other income (expense)	52	(58)	(23)	(732)
Total nonoperating income and expense	5,598	(478)	25,391	8,332
Pretax Loss	$(24,242)	$(24,900)	$(61,083)	$(65,989)
Income tax expense (income)	1	360	6	365
Share of net loss (income) of equity method investee	110	607	114	1
Net Loss Attributable to Common Stockholders	$(24,353)	$(25,867)	$(61,203)	$(66,355)
Other Comprehensive Income (Loss)	(905)	161	(2,864)	346
Comprehensive Loss Attributable to Common Stockholders	$(25,258)	$(25,706)	$(64,067)	$(66,009)
Basic and diluted loss per share	$(0.11)	$(0.14)	$(0.27)	$(0.37)
Weighted average shares outstanding – basic and diluted	228,196,750	182,350,071	223,863,664	181,369,650

Solid Power, Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2026	2025
Cash Flows from Operating Activities
Net loss	$(61,203)	$(66,355)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	14,266	13,770
Amortization of right-of-use assets	870	1,071
Loss on sales of property, plant and equipment, net	198	574
Share of net loss (income) of equity method investee	114	1
Stock-based compensation expense	8,712	6,467
Change in fair value of warrant liabilities	(13,463)	802
Accretion of discounts on other long-term liabilities	52	49
Accretion of loan receivable from equity method investee	(107)	(97)
Amortization of premiums and accretion of discounts on available-for-sale securities	(2,099)	(3,579)
Loss on change in assessment of finance lease purchase options	—	84
Impairment loss on abandoned patents	—	748
Change in operating assets and liabilities that provided (used) cash and cash equivalents:
Accounts receivable	488	(5,597)
Contract assets	7,490	—
Prepaid expenses and other current assets and other assets	1,590	2,360
Accounts payable and other accrued liabilities	(2,423)	(121)
Deferred revenue	2,893	(2,714)
Deferred revenue from related parties	(172)	—
Accrued compensation	(482)	(1,684)
Operating lease liabilities	(691)	(781)
Net cash and cash equivalents used in operating activities	(43,967)	(55,002)
Cash Flows from Investing Activities
Purchases of property, plant and equipment, net	(12,609)	(5,614)
Purchases of available-for-sale securities	(293,611)	(158,770)
Proceeds from sales of available-for-sale securities	233,246	211,085
Cash received on loan receivable from equity method investee	142	—
Purchases of intangible assets	—	(602)
Net cash and cash equivalents (used in) provided by investing activities	(72,832)	46,099
Cash Flows from Financing Activities
Proceeds from exercise of stock options	6	1,866
Proceeds from issuance of shares of common stock under the ESPP	370	156
Cash paid for withholding of employee taxes related to stock-based compensation	(2,834)	(736)
Repurchase of shares of common stock	—	(3,592)
Payments on finance lease liabilities	(137)	(232)
Proceeds from the ATM, net of commissions and fees	—	33,412
Offering costs for the issuance of common stock under the ATM	—	(98)
Proceeds from the registered direct offering, net of fees	121,345	—
Net cash and cash equivalents provided by financing activities	118,750	30,776

Net increase in cash and cash equivalents and restricted cash	1,951	21,873
Cash and cash equivalents and restricted cash at beginning of period	21,607	25,413
Cash and cash equivalents and restricted cash at end of period	23,558	47,286

Supplemental information
Cash paid for interest	$209	$21
Accrued capital expenditures	1,240	1,933
Accrued intangibles	—	155
Unpaid reimbursements on capital expenditures	4,500	242
Accrued offering costs for the issuance of common stock under the ATM	—	421
Accrued withholding of employee taxes related to stock-based compensation	592	—
Accrued excise tax on stock repurchases	—	35

Contacts

investors@solidpowerbattery.com

press@solidpowerbattery.com

Source: Solid Power, Inc.